1,400,000

                                DT Capital Trust

                     7.16% Convertible Preferred Securities
                         (liquidation preference $50 per
                         Convertible Preferred Security)
                     guaranteed to a limited extent by, and
                        convertible into Common Stock of,
                               DT Industries, Inc.



                               PURCHASE AGREEMENT

                                                               June 12, 1997


TO THE PURCHASERS WHOSE NAMES APPEAR IN
 THE ACCEPTANCE FORM AT THE END HEREOF:




Dear Sirs:

     1. Introductory. DT Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust") and DT Industries, Inc., a Delaware corporation, as depositor of the Trust and as guarantor (the "Guarantor"), propose, subject to the terms and conditions stated herein, that the Trust issue and sell to the several purchasers named in Schedule A hereto (the "Purchasers"), an aggregate of 1,400,000 of its 7.16% Convertible Preferred Securities (liquidation preference $50 per Convertible Preferred Security) (the "Preferred Securities") representing undivided beneficial ownership interests in the assets of the Trust, guaranteed by the Guarantor as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Guarantee") between the Guarantor and The Bank of New York, as trustee (the "Guarantee Trustee"). The proceeds of the sale by the Trust of the Preferred Securities and its Common Securities (liquidation preference $50 per common security) (the "Common Securities") are to be invested in 7.16% Convertible Junior Subordinated Deferrable Interest Debentures Due 2012 (the "Convertible Junior Subordinated Debentures") of the Guarantor, to be issued pursuant to an Indenture (the "Indenture") between the Guarantor and The Bank of New York, as trustee (the "Debenture Trustee"). The Preferred Securities are effectively convertible into shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Guarantor. Holders (including subsequent transferees) of the Preferred Securities will have the registration rights set forth in the Registration Rights Agreement (the "Registration Rights Agreement") to be entered into among the Trust, the Guarantor and the Purchasers. Pursuant to the Registration Rights Agreement, the Guarantor and the Trust have agreed to file with the Securities and Exchange Commission (the "Commission") a shelf registration statement (the "Shelf Registration Statement") pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), to register sales of the Preferred Securities, the Guarantee, the Convertible Junior Subordinated Debentures and the shares of Common Stock issuable upon conversion thereof (collectively, the "Securities") following the sale of the Preferred Securities contemplated hereby.

     Each of the Trust and the Guarantor hereby agrees with the Purchasers as follows:

     2. Representations and Warranties of the Trust and the Guarantor. Each of the Trust and the Guarantor jointly and severally represents and warrants to, and agrees with, the Purchasers that:

               (a) An offering memorandum relating to the Preferred Securities has been prepared by the Trust and the Guarantor and furnished to each Purchaser. Such offering memorandum, as supplemented as of the date of this Agreement, together with any other document approved by the Guarantor for use in connection with the contemplated sale of the Preferred Securities or incorporated by reference thereto are hereinafter collectively referred to as the "Offering Document". On the date of this Agreement, the Offering Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as disclosed in the Offering Document, on the date of this Agreement, the Guarantor's Annual Report on Form 10-K most recently filed with the Commission and all reports (collectively, the "Exchange Act Reports" including all amendments thereto) which have been filed by the Guarantor with the Commission or sent to stockholders pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") since July 1,
          1996, copies of which have been made available to the Purchasers, taken together do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when filed with the

          Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

               (b) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the power and authority to own property and conduct its business as described in the Offering Document, and has conducted and will conduct no business other than the transactions contemplated by this Agreement and as described in the Offering Document; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Amended and Restated Declaration of Trust (the "Trust Agreement") between the Guarantor and the trustees named therein (the "Trustees") and the agreements and instruments contemplated by the Trust Agreement and the Offering Document; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Offering Document; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

               (c) The Guarantor has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Guarantor is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which its ownership of property or the conduct of its business requires such qualification except where the failure to be so qualified or in good standing, as the case may be, will not, individually, or in the aggregate, have a material adverse effect on the assets, operations or condition (financial or otherwise) of the Guarantor and its subsidiaries taken as a whole (a "Material Adverse Effect").


               (d)  Each  subsidiary  of the  Guarantor  that is a  "significant subsidiary"  (as  defined  in  Rule  1-02  of  Regulation  S-X  of the
          Comission) or that is listed on Exhibit I hereto (each of the foregoing being referred to as a "Significant Subsidiary") has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each significant subsidiary of the Guarantor is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except with respect to such subsidiaries and jurisdictions where the failure to be so qualified or in good standing, as the case may be, will not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each Significant Subsidiary owned by the Guarantor, directly or through subsidiaries, is owned free from liens, encumbrances and defects, except insofar as such stock has been pledged, pursuant to credit agreements filed with the Commission, to secure obligations of the Guarantor and its subsidiaries to their respective senior lenders.

               (e)The Preferred Securities have been duly and validly authorized by the Trust, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Offering Document; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; the Preferred Securities will have the rights set forth in the Trust Agreement, and the Preferred Securities when issued and delivered against payment therefor as provided herein, will be, valid and binding obligations of the Trust; the holders of the Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

               (f) The Common  Securities have been duly and validly  authorized by the Trust and upon delivery by the Trust to the Guarantor against payment therefor as described in the Offering Document, will be duly and validly issued and fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Offering Document; the issuance of the Common Securities is not subject to preemptive or other similar rights; and all of the issued and outstanding

          Common Securities of the Trust will be directly owned by the Guarantor free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

               (g) The Registration Rights Agreement has been duly authorized by the Trust and the Guarantor and, when executed and delivered, will conform in all material respects to the description thereof contained in the Offering Document. The Registration Rights Agreement when validly executed and delivered by the Trust and the Guarantor will constitute a valid and legally binding obligation of the Trust and the Guarantor and will be enforceable in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

               (h) The Guarantee, the Convertible Junior Subordinated Debentures, the Trust Agreement and the Indenture (the Guarantee, the Convertible Junior Subordinated Debentures, the Trust Agreement and the Indenture being collectively referred to as the "Guarantor Agreements") have each been duly authorized and when validly executed and delivered by the Guarantor and, in the case of the Guarantee, by the Guarantee Trustee, in the case of the Trust Agreement, by the Trustees and, in the case of the Indenture, by the Debenture Trustee, and, in the case of the Convertible Junior Subordinated Debentures, when validly issued by the Guarantor and validly authenticated and delivered by the Debenture Trustee and paid for by the Trust, will constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their respective terms, subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law); the Convertible Junior Subordinated Debentures are entitled to the benefits of the Indenture; and the Guarantor Agreements will conform in all material respects to the descriptions thereof in the Offering Document.

               (i) When the Preferred Securities are delivered and paid for pursuant to this Agreement on the Closing Date, such Preferred Securities will be exchangeable for Convertible Junior Subordinated Debentures which will be convertible into the shares of Common Stock ("Underlying Shares") of the Guarantor in accordance with the Trust Agreement; the Underlying Shares initially issuable upon conversion of such Preferred Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding shares of Common Stock of the Guarantor conform in all material respects to the description thereof contained in the Offering Document; and the stockholders of the Guarantor have no preemptive rights with respect to the Preferred Securities, the Convertible Junior Subordinated Debentures or the Underlying Shares.

               (j) There are no contracts, agreements or understandings between the Guarantor and any person that would give rise to a valid claim against any for a brokerage commission, finder's fee or other like payment in connection with the sale of the Preferred Securities.

               (k) Assuming the accuracy of the representations and warranties of the Purchasers set forth in Section 4 of this Agreement, no consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, the Registration Rights Agreement and the Guarantor Agreements in connection with the issuance and sale of the Preferred Securities by the Trust, the exchange of the Convertible Junior Subordinated Debentures for Preferred Securities or the purchase of the Convertible Junior Subordinated Debentures by the Trust, except in connection with the registration of the Securities pursuant to the Registration Rights Agreement, and except as to state or foreign securities laws or by the regulations of the National Association of Securities Dealers, Inc. ("NASD").

               (l) The issue and sale of Preferred Securities, the exchange of the Convertible Junior Subordinated Debentures for Preferred Securities, the execution, delivery and performance of this Agreement, and the Registration Rights Agreement, the compliance by the Trust and the Guarantor with all of the provisions of this Agreement, the purchase of the Convertible Junior

          Subordinated Debentures by the Trust and the consummation of the transactions contemplated herein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of the Trust Agreement or any statute or any material order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties, except for such conflicts, breaches, defaults or violations that would not have a material adverse effect on the assets, operations, condition (financial and otherwise) or the prospects of the Trust taken as a whole (a "Trust Material Adverse Effect").

               (m) The issuance by the Guarantor of the Guarantee, the compliance by the Guarantor with all of the provisions of this Agreement, the issuance upon exchange and conversion of the Underlying Shares, the execution, delivery and performance by the Guarantor of the Registration Rights Agreement and the Guarantor Agreements and the consummation of the transactions herein and therein contemplated will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any assets of the Guarantor or any of its subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the corporate charter or by-laws of the Guarantor or any of its subsidiaries or any material order, rule or regulation of any court or governmental agency having jurisdiction over the Guarantor, any of its subsidiaries or their respective properties, except for such conflicts, liens, charges, encumbrances, defaults or violations that would not have a Material Adverse Effect; and assuming the accuracy of the representations and warranties of the Purchasers set forth in Section 4 of this Agreement, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required therefor, except in connection with the registration of the Securities pursuant to the Registration Rights Agreement and except as to state or foreign securities laws or by the regulations of the NASD.

               (n) Neither the Trust,  the Guarantor nor any of the  Guarantor's
          subsidiaries        is        in        violation        of        its
          organizational documents or in default under any agreement, indenture, mortgage, lease, note or instrument, which violation or default would have a Material Adverse Effect or a Trust Material Adverse Effect.

               (o) The Trust has full power and  authority to  authorize,  issue and sell the Preferred Securities as contemplated by this Agreement and to execute, deliver and perform this Agreement and the Registration Rights Agreement.

               (p) This Agreement has been duly authorized, executed and delivered by the Trust and the Guarantor.

               (q) Except as disclosed in the Offering Document, the Trustee (as defined in the Offering Document) will on the Closing Date have good and valid title to all the Convertible Junior Subordinated Debentures, free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by the Trust.

               (r) There is no material litigation or governmental proceeding pending or, to the knowledge of the Guarantor, threatened against the Guarantor or any of its subsidiaries which may reasonably be expected to result in any Material Adverse Effect.

               (s) The financial statements of the Guarantor and its consolidated subsidiaries included or incorporated by reference in the Offering Document present fairly, in all material respects, the financial position of the Guarantor and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Offering Document, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis and the assumptions used in preparing the pro forma financial statements included in or incorporated by reference in the Offering Document provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

               (t) Since the dates as of which information is given in the Offering Document, no Material Adverse Effect has occurred.

               (u) Neither the Trust nor the Guarantor is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940 (together with the rules and regulations thereunder, the "Investment Company Act"), nor is it a closed-end investment company required to be registered, but not registered, thereunder; and each of the Trust and the Guarantor is not and, after giving effect to the offer and sale of the Preferred Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

               (v) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Preferred Securities are listed on any national securities exchange registered under
          Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

               (w) The offer and sale of the Preferred Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof, and Regulation S ("Regulation S") thereunder; and it is not necessary to qualify an indenture in respect of any of the Securities under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), except as contemplated by the Registration Rights Agreement.

               (x) Neither the Guarantor, nor the Trust, nor any of their respective affiliates, nor any person acting on behalf of any of the foregoing (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Preferred Securities or any security of the same class or series as the Preferred Securities or (ii) has offered or will offer or sell the Preferred Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(b) of Regulation S. The Guarantor and the Trust, their respective affiliates and any person acting on behalf of any of the foregoing have complied and will comply with the offering restrictions requirement of Regulation S. The Guarantor and the Trust have not entered and will not enter into any contractual arrangement with respect to the distribution of the Preferred Securities except for the Placement Agreement, dated June 12, 1997 between the Guarantor and Credit Suisse First Boston Corporation, this Agreement and the Registration Rights Agreement.

               (y) The Guarantor is subject to Section 13 or 15(d) of the Exchange Act.

               (z) The Guarantor and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such certificates or permits will not individually or in the aggregate have a Material Adverse Effect; and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Guarantor or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

               (aa) Except as disclosed in the Offering Document and except for statutory liens for sums not yet due or which are being contested in good faith in appropriate proceedings, the Guarantor and its subsidiaries have good and marketable title to all real properties and other properties and assets owned by them, in each case free from liens, encumbrances and defects that would, individually or in the aggregate, have a Material Adverse Effect; and except as disclosed in the Offering Document or as will not have a Material Adverse Effect, the Guarantor and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

               (bb) The Guarantor and its subsidiaries own or possess, or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, the loss of which may reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Guarantor or any of its subsidiaries, would individually or in the aggregate, have a Material Adverse Effect.

               (cc) No labor dispute with the employees of the Guarantor or any of its subsidiaries exists or, to the knowledge of the Guarantor, is imminent that may be reasonably expected to have a Material Adverse Effect.

               (dd) Except as disclosed in the Offering Document, neither the Guarantor nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance requiring remediation or removal under any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim individually or in the aggregate may reasonably be expected to have a Material Adverse Effect; and the Guarantor is not aware of any pending investigation which might lead to such a claim.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Trust and the Guarantor agree that the Trust shall issue and sell to the Purchasers, and the Purchasers agree to purchase from the Trust, at a purchase price of $50 per Preferred Security, plus accrued and unpaid distributions if any, from the closing date, the number of Preferred Securities set forth opposite the name of each Purchaser in Schedule A hereto.

     The Trust will deliver against payment of the purchase price the Preferred Securities in the form of one or more permanent global Securities in definitive form (the

"Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. The Global Securities shall include the legend regarding restrictions on transfer set forth under "Transfer Restrictions" in the Offering Document. Interests in any permanent global Preferred Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Global Securities shall be made by the Purchasers in Federal (same day) funds to the account specified in Schedule A to this Agreement by wire transfer payable to the order of the Trust at the office of Cravath, Swaine & Moore at 10:00 a.m. (New York time), on June 12, 1997 or at such other time not later than seven full business days thereafter as the Purchasers and the Trust and the Guarantor determine such time being herein referred to as the "Closing Date", against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Global Securities.

     4. Representations by Purchasers; Resale by Purchaser. Each of undersigned Purchasers hereby severally acknowledges, represents, warrants to and agrees with the Trust and the Guarantor as follows:

               (a) None of the Preferred Securities are registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws. Each of the undersigned understands that the offering and sale of the Preferred Securities is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) thereof, based, in part, upon the representations, warranties and agreements contained in this Agreement;

               (b) Each of the undersigned has received the Offering Document, has carefully reviewed it and understands the information contained therein;

               (c) Neither the Securities and Exchange Commission nor any state securities commission has approved the Preferred Securities or passed upon or endorsed the merits of the offering or confirmed the accuracy or determined the adequacy of the Offering Document. The Offering Document has not been reviewed by any Federal, state or other regulatory authority;

               (d) Each of the undersigned acknowledges that all documents, records and books pertaining to the investment in the Preferred Securities (including, without limitation, the Offering Document) which it has
          requested   have  been  made  available  for  inspection  by  it,  its attorneys, accountants, purchaser representatives or tax advisors (collectively, the "Advisors");

               (e) Each of the undersigned and its Advisors have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Trust and the Guarantor concerning the offering of the Preferred Securities and all such questions have been answered to the full satisfaction of each of the undersigned and its Advisors;

               (f) In evaluating the suitability of an investment in the Trust, each of the undersigned has not relied upon any representation or other information (oral or written) other than as stated in the Offering Document or as contained in documents or answers to questions so furnished to each of the undersigned or its Advisors by the Trust or the Guarantor;

               (g) Each of the undersigned is unaware of, and in no way relying on, any form of general solicitation or general advertising in connection with the offer and sale of the Preferred Securities;

               (h) Each of the undersigned has such knowledge and experience in financial, tax, and business matters so as to enable it to utilize the information made available to it in connection with the offering of the Preferred Securities to evaluate the merits and risks of an investment in the Preferred Securities and to make an informed investment decision with respect thereto;

               (i) Each of the undersigned is not relying on the Trust or the Guarantor respecting the tax and other economic considerations of an investment in the Preferred Securities, and each of the undersigned has relied on the advice of, or has consulted with, only its own Advisors;

               (j) Each of the undersigned is acquiring the Preferred Securities solely for its own account for investment and not with a view to resale or distribution;

               (k) Each of the undersigned must bear the economic risk of the investment indefinitely because none of the Preferred Securities may be sold hypothecated or otherwise disposed of unless or until subsequently registered under the Securities Act and applicable state securities laws or an exemption from registration is available with respect thereto. Legends shall be placed on the Preferred Securities to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Trusts's Preferred Securities register;

               (l) Each of the undersigned is aware that an investment in the Preferred Securities involves a number of very significant risks and has carefully read and considered the matters set forth under the caption "Risk Factors" in the Offering Document;

               (m) Each of the undersigned:  (i) if a corporation,  partnership, association, joint stock company, trust, unincorporated organization or other entity represents that such entity was not formed for the specific purpose of acquiring the Preferred Securities, such entity is validly existing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof, this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; (ii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or other entity for whom the undersigned is executing this Agreement, and such individual, ward, partnership, trust, estate, corporation, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Trust, and that this Agreement constitutes a legal, valid and binding obligation of such entity.

               5. Certain Agreements of the Trust and the Guarantor. Each of the Trust and the Guarantor, jointly and severally, agrees with the Purchasers that:

               (a) At any time when the Guarantor is not subject to Section 13 or 15(d) of the Exchange Act, the Guarantor will promptly furnish or cause to be furnished to the Purchasers and, upon request of holders and prospective purchasers of the Preferred Securities, to such holders and purchasers, a reasonable number of copies of the information required to be delivered to holders and prospective purchasers of the Preferred Securities pursuant to Rule 144A (d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Preferred Securities.

               (b) During the period of five years hereafter, the Guarantor will furnish to each Purchaser, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Guarantor will furnish to each Purchaser (i) as soon as available, a copy of each report and any definitive proxy statement of the Guarantor filed with the Commission under the Exchange Act or mailed to stockholders and (ii) from time to time, such other information concerning the Guarantor as each Purchaser may reasonably request.

               (c) During the period of two years after the Closing Date (or, after the Shelf Registration Statement shall have been declared effective, such shorter period as may be specified in Section 2(b) of the Registration Rights Agreement), the Guarantor will, upon request, furnish to each Purchaser a copy of the restrictions on transfer set forth under "Transfer Restrictions" in the Offering Document applicable to the Preferred Securities.

               (d) During the period of two years after the Closing Date (or, after the Shelf Registration Statement shall have been declared effective, such shorter period as may be specified in Section 2(b) of the Registration Rights Agreement), the Guarantor will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Preferred Securities that have been reacquired by any of them, except for Preferred Securities purchased by the Guarantor or any of its affiliates and resold in a transaction registered under the Securities Act.

               (e) During the period of two years after the Closing Date (or, after the Shelf Registration Statement shall have been declared effective, such shorter period as may be specified in Section 2(b) of the Registration Rights Agreement), the Guarantor and the Trust will not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act and is not, and will not be or become, a closed-end investment company required to be registered, but not registered, under the Investment Company Act.

               (f) The Guarantor will pay all expenses incidental to the performance of its obligations under this Agreement, the Registration Rights Agreement and the Guarantor Agreements, including but not limited to (i) the fees and expenses of the Trustees and their professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Preferred Securities, the preparation and printing of this Agreement, the Registration Rights Agreement, the Preferred Securities and the Guarantor Agreements, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Preferred Securities; (iii) the fees and disbursements of Willkie Farr & Gallagher, who are acting as special counsel for the Purchasers in connection with the transactions contemplated by this Agreement; and (iv) qualifying the Offered Securities for trading in The Private Offerings, Resale and Trading through Automated Linkages (PORTAL)Market of the Nasdaq Stock Market Inc. and any expenses incidental thereto.

               (g) The Trust and the Guarantor will apply the proceeds of the offer and sale of the Preferred Securities in the manner set forth in the Offering Document under the caption "Use of Proceeds".

               (h) So long as a Purchaser or any of its affiliates is the holder of a Preferred Security, or a Book Entry Interest (as defined in the Trust Agreement), the Guarantor will deliver or cause the Debenture Trustee or the Trust, as appropriate, to deliver to such Purchaser or affiliate:

                    (i) concurrently with the giving of notice thereof to the Trustee or the holder or holders of the Convertible Junior
          Subordinated Debentures, written notice of the selection of an Extended Interest Payment Period and each extension thereof, in each case pursuant to Section 3.12 of the Indenture,

                    (ii) concurrently with the delivery thereof to the holder or holders of the Convertible Junior Subordinated Debentures pursuant to
          Section 6.02 of the Indenture, a copy of each notice of a default or Event of Default under the Indenture,

                    (iii) promptly after filing thereof with the Trustee, copies of all information, documents and other reports filed pursuant to
          Section 7.04 of the Indenture,

                    (iv) concurrently with the mailing of notice thereof to the record holders of Preferred Securities pursuant to Section 13.05 of the Indenture, a copy of each certificate filed with the Debenture Trustee in connection with an adjustment of the conversion price of the Underlying Shares, and

                    (v)   concurrently   with  the   delivery   thereof  to  the
          Depositary, copies of all notices or other writings under the Indenture or the Trust Agreement that are required to be provided to record holders of Preferred Securities.

     6. Conditions of the Obligations of the Purchasers. The obligations of each Purchaser to purchase and pay for the Preferred Securities on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Trust and the Guarantor herein, to the accuracy of the statements of officers of the Trust and the Guarantor made pursuant to the provisions hereof, to the performance by the Trust and the Guarantor of their obligations hereunder and to the following additional conditions precedent:


          (a) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in or affecting particularly the condition (financial or other), business, properties or results of operations of the Trust or the Guarantor and its subsidiaries which, in the reasonable judgment of a

     Purchaser, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Guarantor by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Guarantor (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on either of the New York Stock Exchange or The Nasdaq Stock Market's National Market, or any setting of minimum prices for trading on any such exchange, or any suspension of trading of any securities of the Guarantor on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the reasonable judgment of a Purchaser, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

          (b) The Purchasers shall have received opinions, dated such Closing Date of (i) Dickstein Shapiro Morin & Oshinsky LLP, counsel for the Trust and the Guarantor in the forms attached hereto as Exhibits A-1 and A-2;
     (ii) Morris, Nichols, Arsht & Tunnell, special Delaware counsel to the Trust and the Guarantor, substantially in the form attached hereto as Exhibit B; (iii) Emmet, Marvin & Martin, counsel to the Guarantee Trustee, Indenture Trustee and Property Trustee, in the form attached hereto as Exhibit C and (iv) Morris, Nichols, Arsht & Tunnell, counsel for the Delaware Trustee, in the form attached hereto as Exhibit D.

          (c) The Purchasers shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Guarantor in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Trust and the

     Guarantor in this Agreement are true and correct, that the Trust and the Guarantor have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to such Closing Date and that, subsequent to the dates of the most recent financial statements in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Guarantor and its subsidiaries taken as a whole except as set forth in or contemplated by the Offering Document or as described in such certificate.

          (d) The Registration Rights Agreement shall have been duly executed and delivered by the Guarantor and the Trust.

          (e) The Preferred Securities and the Convertible Junior Subordinated Debentures shall have been assigned Private Placement Numbers by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Securities Commissioners).

          (f) The Guarantor shall have paid the fees and disbursements of special counsel for the Purchasers referred to in Section 5(f) to the extent reflected in a statement of such counsel rendered to the Guarantor at least one business day before the Closing Date.

     The Guarantor will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. The Purchasers may in their sole discretion waive compliance with any conditions to the obligations of the Purchasers hereunder.

     7. Survival of Certain Representations and Obligations. The respective agreements, representations, warranties and other statements of the Trust and the Guarantor or their officers and of the Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Purchasers, the Trust or the Guarantor or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Preferred Securities. If for any reason the purchase of the Preferred Securities by the Purchasers are not consummated, the Trust and the Guarantor shall remain responsible for the expenses to be paid or reimbursed by them pursuant to
Section 5 and if any Preferred Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect.

     8. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to each Purchaser at the addresses listed in Schedule A hereto, or, if sent to the Trust or the Guarantor, will be mailed, delivered or telegraphed and confirmed to it at DT Industries, Inc., 1949 E. Sunshine, Springfield, MO 65804, Attention:
President and Chief Executive Officer.

     9. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder, except that the holders, from time to time, of the Preferred Securities, shall be entitled to enforce the agreements for their benefit contained in Section 5(a) hereof against the Trust or the Guarantor as if such holders were parties hereto.

     10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.


     11. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

     Each of the Trust and the Guarantor hereby submits to the nonexclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Trust and the Guarantor and the Purchasers in accordance with its terms.


                                        Very truly yours,

                                        DT CAPITAL TRUST,

                                            by Stephen J. Gore, solely in
                                            his capacity as trustee
                                            and not in his individual
                                            capacity,

                                            /s/ Stephen J. Gore
                                            -----------------------------------



                                            by Gregory D. Wilson, solely in
                                            his capacity as trustee
                                            and not in his individual
                                            capacity,

                                            /s/ Gregory D. Wilson
                                            -----------------------------------


                                        DT INDUSTRIES, INC.,

                                            by /s/ Bruce P. Erdel
                                               --------------------------------
                                               Name:  Bruce P. Erdel
                                               Title: Secretary

The foregoing Purchase
Agreement is hereby confirmed
and accepted as of the date
first above written.


The Northwestern Mutual Life
 Insurance Company,

by /s/ A. Kipp Koester
   -----------------------------
   Name:  A. Kipp Koester
   Title: Vice President


The Travelers
Insurance Company
(I/N/O TRAL & Co.)

by /s/ John W. Petchler
   ----------------------------
   Name:  John W. Petchler
   Title: Second Vice President


The Travelers Indemnity Company
(I/N/O TRAL & Co.)

by /s/ John W. Petchler
   -----------------------------
   Name:  John W. Petchler
   Title: Second Vice President

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


By: /s/ John B. Joyce
   ----------------------------
Name:  John B. Joyce
Title: Managing Director


The foregoing is executed on behalf of the Trust, organized under a Declaration of Trust, dated April 7, 1988, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust's property only shall be bound.


MASSMUTUAL PARTICIPATION INVESTORS


By: /s/ John B. Joyce
   ----------------------------
Name:  John B. Joyce
Title: Vice President


The foregoing is executed on behalf of the Trust, organized under a Declaration of Trust, dated September 13, 1985, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust's property only shall be bound.


MASSMUTUAL CORPORATE INVESTORS


By: /s/ John B. Joyce
   ----------------------------
Name:  John B. Joyce
Title: Vice President

MASSMUTUAL CORPORATE VALUE PARTNERS LIMITED,
By Massachusetts Mutual Life Insurance Company, its
Investment Manager


By: /s/ John B. Joyce
   ----------------------------
Name:  John B. Joyce
Title: Managing Director



MASSMUTUAL HIGH YIELD PARTNERS LLC,
By HYP Management, Inc. as Managing Member


By: /s/ John B. Joyce
   ----------------------------
Name:  John B. Joyce
Title: Vice President

                                      NOTE

     The following page contains a list of Exhibits and Schedules which have been intentionally omitted by the Registrant.

     A copy of any omitted Exhibit or Schedule will be provided to the Securities and Exchange Commission upon request.

SCHEDULE A     List of names  and  addresses  of Purchasers,  dollar amounts  of amounts of securities to be purchased and funding instructions